Exhibit 10.6

AMENDMENT NUMBER FIVE

TO AMENDED AND RESTATED GOOGLE INC. SERVICES AGREEMENT

AND ORDER FORM

This Amendment Number Five (“Amendment Five”) is effective as of February 1, 2010 (the “Amendment Five Effective Date”) and amends the Amended and Restated Google Inc. Services Agreement (the “GSA”) and Order Form (the “Order Form”), both with an Effective Date of October 1, 2005, and as amended on each of November 6, 2006 (“Amendment One”); February 1, 2008 (“Amendment Two”); and December 1, 2008 (“Amendment Four”) (Amendment Three intentionally omitted), by and between InfoSpace Sales LLC, a Delaware limited liability company, with its principal place of business at 601 108th Ave. NE, Suite 1200, Bellevue, Washington 98004 (“Customer”) and Google Inc., with its principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”). The GSA, Order Form and Amendments One, Two and Four are collectively referred to herein as the “Agreement”. Customer and Google hereby agree as follows:

1. Definitions. For purposes of this Amendment Five, capitalized terms used but not defined herein shall have the same meanings set forth in the Agreement.

2. Amendment to the GSA. Pursuant to Section 1.5 (Approval Process) of the GSA, Google hereby approves each URL set fourth an Exhibit A attached hereto (each a “[*] URL”) as a “Non Hosted Syndicated Site” and further approves the distribution of AFS Services to each such [*] URL. As of the Amendment Five Effective Date, each [*] URL shall be a Non Hosted Syndicated Site and shall be subject to all terms and conditions set forth in the Agreement.

3. [*] Toolbar. Subject to terms and conditions of the Agreement applicable to Client Applications (including but not limited to Google’s Client Application Guidelines) and the terms and conditions of this Amendment Five, Google hereby approves the Client Application known as the “[*] Toolbar” (in the form made available as of the Amendment Five Effective Date at the URL set forth on Exhibit A) as a WebSearch Client Application and AFS Client Application.

Notwithstanding anything to the contrary set forth herein or in the Agreement, the Services may only be accessed in or through those [*] Toolbars downloaded by End Users who have not installed [*] as of the Amendment Five Effective Date. If Google discovers that a [*] Toolbar bundled with [*] is accessing the Services, in addition to any other remedies set forth in the Agreement, Google may immediately, without prior notice to Customer, terminate access to the Services through any such [*] Toolbar.

4. Immediate Termination Rights. Notwithstanding anything to the contrary set forth in the Agreement (including but not limited to Section 2.6 of the GSA),

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

Google may, in its sole discretion, suspend or terminate [*]’s access to the Services through any Client Applications and/or Non Hosted Syndicated Sites listed on Exhibit A hereto at any time and for any or no reason, with three (3) days’ prior written notice to Customer. Such suspension and/or termination right shall be effective at all times during the Term, including without limitation during the thirty (30) day period following Google’s release of any new or updated Client Application Guidelines.

5. No Others Amendments. Except as otherwise set forth herein, all terms and conditions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment Five by their duly authorized representatives as of the Amendment Five Effective Date.

InfoSpace Sales LLC		Google Inc.

By:	/s/ Will Lansing	By:	/s/ Nikesh Arora

Name: Will Lansing		Name: Nikesh Arora

Title: CEO		Title: President, Global Sales and Business Development

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

Exhibit A

List of Approved Non Hosted Syndicated Sites and Approved Client Application

[*] URL:

1.	[*]

2.	[*]

Client Application

1.	[*]

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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